SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

J.B. HUNT TRANSPORT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of Incorporation or Organization	Commission File Number	(IRS Employer Identification No.)

615 J.B. Hunt Corporate Drive Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JBHT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Our Annual Meeting of Stockholders was held on April 24, 2025. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The following three matters were included in our proxy dated March 14, 2025, and were voted upon at the annual meeting. Final vote tabulations are indicated below:

1.	To elect Directors for a term of one (1) year:

	For	Against	Abstain	Non Votes

Brett Biggs	89,497,565	370,294	180,246	4,803,550
Francesca M. Edwardson	86,936,051	2,990,641	121,413	4,803,550
Sharilyn S. Gasaway	86,694,992	3,224,915	128,198	4,803,550
Thad (John B., III) Hill	85,560,861	4,299,489	187,755	4,803,550
Bryan Hunt	87,109,727	2,786,720	151,658	4,803,550
Persio Lisboa	88,692,225	1,132,890	222,990	4,803,550
John N. Roberts, III	86,626,997	3,367,953	53,155	4,803,550
James L. Robo	81,124,500	8,826,077	97,528	4,803,550
Shelley Simpson	88,722,014	1,155,493	170,598	4,803,550

2.	To consider and approve an advisory resolution regarding the Company’s compensation of its named executive officers:

For	85,048,145
Against	4,814,285
Abstain	185,676
Non Votes	4,803,550

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 calendar year:

For	94,442,062
Against	220,138
Abstain	189,455
Non Votes	-

No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 25th day of April 2025.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ Shelley Simpson
Shelley Simpson
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ John Kuhlow
John Kuhlow
Chief Financial Officer,
Executive Vice President
(Principal Financial Officer)